AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Equity Buffer10 Apr ETF

AllianzIM U.S. Equity Buffer20 Apr ETF

AllianzIM U.S. Equity Buffer10 Jul ETF

AllianzIM U.S. Equity Buffer20 Jul ETF

AllianzIM U.S. Equity Buffer10 Oct ETF

AllianzIM U.S. Equity Buffer20 Oct ETF

AllianzIM U.S. Equity Buffer10 Jan ETF

AllianzIM U.S. Equity Buffer20 Jan ETF

AllianzIM U.S. Equity 6 Month Buffer10 Apr/Oct ETF

AllianzIM U.S. Equity 6 Month Buffer10 Jan/Jul ETF

(each a “Fund” and together, the “Funds”)

Supplement, dated January 13, 2026

to each Fund’s Current Prospectus and Statement of Additional Information (“SAI”), each as supplemented

This supplement updates certain information contained in each Fund’s prospectus and SAI and should be attached to each and retained for future reference.

The Principal Investment Strategies of each Fund are being updated to indicate that the Fund intends to be diversified in approximately the same proportion as the S&P 500® Index (the “Underlying Index”) is diversified. Shareholder approval will not be sought if a Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

Accordingly:

1.	The sections in each Fund’s Prospectus entitled “Fund Summary—Principal Investment Strategies” and “Additional Information About the Fund’s Principal Investment Strategies” are amended to add the following:

Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

2.	The sections in each Fund’s Prospectus entitled “Fund Summary—Principal Risks” and “Additional Risks of Investing in the Fund—Principal Risks” are amended to add the following:

Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a larger percentage of its assets in securities issued by or representing a small number of issuers than can a diversified fund. As a result, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers, which may negatively impact the Fund’s performance.

3.	The section in the Fund’s SAI entitled “Investment Restrictions and Policies - Fundamental Restrictions” is amended to add the following under Fundamental Restriction No. 1:

NOTE: Each of the AllianzIM U.S. Equity Buffer10 Apr ETF, AllianzIM U.S. Equity Buffer20 Apr ETF, AllianzIM U.S. Equity Buffer10 Jul ETF, AllianzIM U.S. Equity Buffer20 Jul ETF, AllianzIM U.S. Equity Buffer10 Oct ETF, AllianzIM U.S. Equity Buffer20 Oct ETF, AllianzIM U.S. Equity Buffer10 Jan ETF, AllianzIM U.S. Equity Buffer20 Jan ETF, AllianzIM U.S. Equity 6 Month Buffer10 Apr/Oct ETF, and AllianzIM U.S. Equity 6 Month Buffer10 Jan/Jul ETF intend to be diversified in approximately the same proportion as the Underlying Index is diversified. Each of these Funds may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if these Funds cross from diversified to non-diversified status due solely to a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index.